EXHIBIT 32.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), the undersigned officer of Interplay Entertainment Corp., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K/A for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission (the "10-K Report") that:

     (1) the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    March 27, 2008

                                       /S/ HERVE CAEN
                                      ----------------------------------
                                      Herve Caen
                                      Chief Executive Officer and
                                      Interim Chief Financial Officer